Lonestar Resources US, Inc. Third Quarter 2018 Conference Call November 6, 2018

Forward‐Looking Statements  Safe Harbor & Disclaimer Lonestar Resources US, Inc. cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements, including, but not limited to, statements about performance expectations related to our assets and technical improvements made thereto; drilling and completion of wells; and other statements regarding our business strategy and operations. These statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward- looking statements. These risks and uncertainties include, but are not limited to, the following: volatility of oil, natural gas and NGL prices, and potential write-down of the carrying values of crude oil and natural gas properties; inability to successfully replace proved producing reserves; substantial capital expenditures required for exploration, development and exploitation projects; potential liabilities resulting from operating hazards, natural disasters or other interruptions; risks related using the latest available horizontal drilling and completion techniques; uncertainties tied to lengthy period of development of identified drilling locations; unexpected delays and cost overrun related to the development of estimated proved undeveloped reserves; concentration risk related to properties, which are located primarily in the Eagle Ford Shale of South Texas; loss of lease on undeveloped leasehold acreage that may result from lack of development or commercialization; inaccuracies in assumptions made in estimating proved reserves; our limited control over activities in properties Lonestar does not operate; potential inconsistency between the present value of future net revenues from our proved reserves and the current market value of our estimated oil and natural gas reserves; risks related to derivative activities; losses resulting from title deficiencies; risks related to health, safety and environmental laws and regulations; additional regulation of hydraulic fracturing; reduced demand for crude oil, natural gas and NGLs resulting from conservation measures and technological advances; inability to acquire adequate supplies of water for our drilling operations or to dispose of or recycle the used water economically and in an environmentally safe manner; climate change laws and regulations restricting emissions of “greenhouse gases” that may increase operating costs and reduce demand for the crude oil and natural gas; fluctuations in the differential between benchmark prices of crude oil and natural gas and the reference or regional index price used to price actual crude oil and natural gas sales; and the other important factors discussed under the caption “Risk Factors” in our Amended Annual Report on Form 10-K/A filed with the Securities and Exchange Commission, or the SEC, on November, 2, 2018, our Quarterly Reports on Form 10-Q/A filed with the SEC, as well as other documents that we have filed and may file from time to time with the SEC. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward- looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to well performance, finding and development costs, recycle ratio and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Quarterly Highlights 3Q18 Production by Product Product Volume Crude Oil 7,183 bbl/d NGL's 23% NGL’s 2,855 bbl/d Oil 58% Natural Gas 14,600 Mcf/d Gas 19% Total 12,471 Boe/d Third Quarter 2018 Highlights . Production increased to 12,471 Boe/d, up 63%, year‐over‐year and up 12% sequentially . Adjusted EBITDAX increased to $37.0 million, up 82% year‐over‐year and 27% sequentially . Debt / EBITDAX ratio reduced from 3.4x in 1Q18 to 2.5x in 3Q18. More Outperformance In Financial Results . Production 12,471 Boe/d, exceeding guidance of 11,800 to 12,200 boe/d . Adjusted EBITDAX of $37.0 million, exceeded guidance of $32.0 to $34.0 million . Flooding at Burns Ranch reduced September production by 250 boe/d 2018 New Completions Are Substantially Outperforming . Hawkeye (Gonzales)‐ online January, Max‐30 day rates 938 Boe/d, 24% above Type Curve to date  . Horned Frog (LaSalle )‐ online March, Max 30 day rates 2,155 Boe/d, 15% above Type Curve to date  . Georg 18H‐20H(Karnes)‐ online May, Max‐30 day rates 948 Boe/d, 2% above Type Curve to date  . Horned Frog NW (LaSalle)‐ online June, Max 30 day rates 1,080 Boe/d, 11% above Type Curve to date . Georg 24H‐26H(Karnes)‐ online July, Max‐30 day rates 866 Boe/d, in‐line with Type Curve to date  Tack‐On Acquisitions Add Reserves, Enhance Wellbore Returns . 3Q18 Tack‐Ons totaled ~3,000 acres at a cost of $3.0 MM in Karnes & Gonzales Counties . Increase lateral lengths on 41 drilling locations by an average of 42% . Year‐to‐date, added ~4,000 net acres, which we estimate adds 8.2 MMBOE and $90 MM PV‐101 Reiterating 2019 Outlook… . 17 gross / 16 net wells at a cost of $120 to $130 million . 2019 Production Outlook of 13,000 – 14,000 Boe/d, an increase of 27% . 2019 Adjusted EBITDAX Outlook of $140 to $160 million, an increase of 23% …Currently Sharpening Our Views On Costs and Well Timing . Bidding out drilling services for 2019 . Negotiating a dedicated frac spread for 2019 3

Key Financial Highlights

Financial Commentary

3Q18 Volumes Up 63% to 12,471 Boe/d

- **Materially Contributing Completions**
  - *Horned Frog NW #2H & 3H (LaSalle County)*
    - Onstream June, 2018
    - 2.0 gross / 2.0 net wells
  - *Cyclone DM #14H & #3H (Gonzales County)*
    - Onstream July, 2018
    - 2.0 gross / 2.0 net wells
  - *Georg #24H, #25H, & #26H (Karnes County)*
    - Onstream August, 2018
    - 3.0 gross / 2.4 net wells
  - *Culpepper #3-2H, #3-3H, & #3-4H (Gonzales County)*
    - Onstream September, 2018
    - 3.0 gross / 2.4 net wells

Product Pricing Improved 34%...

- **Oil & Gas Prices All Improved**
- **Basis Differentials Improved for All Three Products**
  - *Oil price differentials were **+$2.90/bbl** vs. WTI*
    - Benchmark price increased $24.44 vs. 3Q17
    - Better LLS pricing
  - *NGL price differentials were **37%** of WTI*
    - Realizations up 60% , or $9.67/bbl vs. 3Q17
    - 3Q18 was 37% of WTI vs. 34% of WTI in 3Q17
  - *Gas price differentials were **+$0.15/Mcf** vs. HH*
    - Benchmark price increased 5% vs. 2Q17

Per-Unit Cash Expenses Are Declining...

- **LOE- $5.14 per Boe, ↓9% Y-o-Y, ↓ 5% Q-o-Q**
- **G,P&T- $0.69 per Boe, ↓8% Y-o-Y, ↓13% Q-o-Q**
- **Taxes- $2.80 per Boe, ↑28% Y-o-Y, ↑ 3% Q-o-Q**
- **G&A- $3.13 per Boe, ↓11%, Y-o-Y, ↑ 5% Q-o-Q**
- **Int. Exp.- $8.00 per Boe, ↑ 12% Y-o-Y, ↓ 2% Q-o-Q**
- **Total.- $19.76 per Boe, ↑ 3% Y-o-Y, ↓ 1% Q-o-Q**

...Increasing Cash Margins in 3Q18

- **Revenues- $51.19 per Boe, ↑ 34% Y-o-Y, ↑8% Q-o-Q**
- **Expenses- $19.76 per Boe, ↑ 3% Y-o-Y, ↓ 1% Q-o-Q**
- **Total.- $31.43 per Boe, ↑ 66% Y-o-Y, ↑ 16% Q-o-Q**

Daily Production

Product	3Q17	Mix	3Q18	Mix
Crude Oil	5,250	69%	7,183	58%
NGL's	1,228	16%	2,855	23%
Natural Gas	7,105	15%	14,600	19%
Total	7,662	100%	12,471	100%

Product Pricing / Revenues

	$MM			$ / Boe		
Product	3Q17	3Q18	Chg.	3Q17	3Q18	Chg.
Crude Oil	$23.2	$47.8	+107%	$47.96	$72.40	+51%
NGL's	$1.8	$6.8	+271%	$16.20	$25.87	+60%
Nat. Gas	$1.9	$4.1	+117%	$2.89	$3.05	+5%
Total	$26.9	$58.7	+118%	$38.14	$51.19	+34%

Cash Expenses[1]

	$MM			$ / Boe		
Expense	3Q17	3Q18	Chg.	3Q17	3Q18	Chg.
LOE[2]	$4.0	$5.9	+48%	$5.66	$5.14	(9%)
G,P&T[3]	$0.5	$0.8	+50%	$0.74	$0.69	(8%)
Taxes	$1.5	$3.2	+109%	$2.19	$2.80	+28%
G&A[4]	$2.5	$3.6	+45%	$3.51	$3.13	(11%)
Int. Exp.[5]	$5.0	$9.2	+82%	$7.14	$8.00	+12%
Total	$13.6	$22.7	+67%	$19.24	$19.76	+3%
Cash Margin	$13.3	$36.1	+171%	$18.90	$31.43	+66%

[1] Cash Operating Costs are controllable expenses incurred by the Company
[2] LOE – Excludes $0.2 million of nonrecurring legal expenses
[3] G,P&T – Gathering, processing and transportation expense
[4] Excludes stock based compensation
[5] Excludes amortization of debt issuance cost, premiums & discounts

4

Rapidly Improving Financial Metrics

Average Daily Production vs. Annualized Adjusted EBITDAX[1]


$210
$180
$150
$120
$90
$60
$30
$0
Annualizeed EBITDAX ($MM)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Daily Production (Boepd)
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18
EBITDAX excl. Hedging
Hedging Revenue
Hedging Expense
Production

Debt / Adjusted EBITDAX


5.5x
5.0x
4.5x
4.0x
3.5x
3.0x
2.5x
2.0x
LQA Debt / Adjsuted EBITDAX
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18

[1] Annualized Adjusted EBITDAX is reported quarterly Adjusted EBITDAX multiplied by 4

5

Gonzales County Performance Update Cyclone / Hawkeye Area Lease Map Gonzales Hawkeye #1H/#2H vs. Type Curve  1 Type Curve Statistics 160 900 140 Avg Lateral Length: 9,645' (MBO) 120 EUR (Mboe):632  800 100 2 PV‐10  ($MM) : $8.2 80 Production   60 Oil Cap Ex ($MM):$7.2  700 40 2 Cum. IRR : 80% 20 600 0 (Bopd) 0123456789   Months 500 WDVG Actual Production 400 300 Production   To date3, production  Oil 200 outperformance have  100 increased PV‐10 to  $9.0MM and IRR to 90% 0 1 2 3 4 5 6 7 8 9101112131415161718192021222324 Months WDVG Actual Production 1 2 Type Curve data sourced from Lonestar’s 12/31/17 reserve report, independently engineered by WD Von Gonten & Co. Economics assume $65 flat oil 6 price and $2.75 flat gas deck. 3 Production outperformance assumes actuals to date and type curve thereafter.

Gonzales County Lateral Extensions Cyclone / Hawkeye Area Development Map Lonestar Acreage Acquired Acreage Legend PDP PUD PROB Lateral Inventory • Lengthens 22 of our 60 locations by 50%  11,000 • Adds $27.5 MM of PV‐10 & 1.7 MMBOE 10,000 9,000 8,000 (feet)   7,000 6,000 5,000 Length   4,000 3,000 Lateral 2,000 1,000 0 12345678910111213141516171819202122 Original Extended 1 All reserves and economic data calculated using a $65 flat oil price and $2.75 flat gas deck for the purposes of illustrating the potential impact to reserves and PV-10 for the company. 7

La Salle County Performance Update

Horned Frog Area Lease Map



Horned Frog NW
#G1H #H1H
#A1H #B1H
Legend
PDP
PUD
PROB

Horned Frog Wells vs. Competitor Offsets



Proppant Concenration (#/ft)
1,750
1,500
1,250
1,000
750
500
G1H
H1H
0
30
60
90
120
150
180
210-Day Production (BOEPD / 1,000' Lateral)
Vintage Completions
Modern Completions
LONE Wells
Average Production

8

LaSalle County Performance Update Horned Frog  G#1H & H#2H vs. Type Curve 1 400 2,500 Type Curve Statistics Avg Lateral Length: 11,363' 350 (MBoe)   300 EUR (Mboe):1,163250 2 $5.3 200 PV‐10 ($MM) : Production 2,000   150 ($MM) Cum. Cap Ex  :$7.9  100 2 55% Stream (Boepd) IRR : ‐ 50   3 0 1,500 01234567 Months WDVG Actual Production Production 1,000   To date3, production  Stream ‐ 500 outperformance has  3 increased  PV‐10 to  $7.4MM and IRR to 106% 0 123456789101112131415161718192021222324 Months WDVG Actual Production Horned Frog NW 2H & 3H vs. Type Curve Type Curve Statistics 1 120 1,100 110 Avg Lateral Length: 7,410' 100 90 (Mboe) 1,000 EUR (Mboe):733  80 2 70 900 PV‐10 ($MM) : $5.0 60 Production 50   Cap Ex ($MM):$7.040 800 30 Stream Board Book Versions 2 ‐ 3 20 (Boepd) 49%   IRR : 700 10 0 01234 600 Months 500 WDVG Actual Pr od uctio n Production   400 300 To date3, production  Stream ‐ 200 outperformance have  3 increased PV‐10 to  100 $6.1MM and IRR to 72% 0 123456789101112131415161718192021222324 Months LONE Curve Actual Production 1 Type Curve data sourced from Lonestar’s 12/31/17 reserve report, independently engineered by WD Von Gonten & Co. 2 Economics assume $65 flat oil price and $2.75 flat gas deck. “LONE Curve” sourced internally. 3 Production outperformance assumes actuals to date and type curve thereafter. 9

Karnes County Performance Update Karnes County Leasehold Map Legend PDP PUD PROB Karnes County Well Results Type Curve Statistics 1 90 1,000 80 70 Avg Lateral Length: 6,123' (MBoe)   60 EUR (Mboe):45850 2 40 800 Production $6.4   PV‐10 ($MM) : 30 (Boepd) Cum. 20 Cap Ex ($MM):$5.8    10 2 99% IRR : Stream 0  ‐ 600 3 01234 Months  of Production WDVG GRG 18H ‐ 20H GRG 24H ‐ 26H Production 400   200 Stream  ‐ 3 0 123456789101112131415161718192021222324 Months  of Production WDVG GRG 18H‐20H GRG 24H ‐ 26H 1 Type Curve data sourced from Lonestar’s 12/31/17 reserve report, independently engineered by WD Von Gonten & Co. 2 Economics assume $65 flat oil 10 price and $2.75 flat gas deck. 3 Production outperformance assumes actuals to date and type curve thereafter.

Karnes County Lateral Extensions Karnes Area Development Map Lonestar Acreage Acquired Acreage Legend PDP PUD PROB Lateral Inventory 8,400 • Lengthens 19 of our 27 locations by 34%  7,800 • 7,200 Adds $24.2 MM of PV‐10 & 1.5 MMBOE 6,600 6,000 5,400 (feet)   4,800 4,200 Length   3,600 3,000 2,400 Lateral 1,800 1,200 600 0 123456789101112131415161718192021 Original Extended 1 All reserves and economic data calculated using a $65 flat oil price and $2.75 flat gas deck for the purposes of illustrating the potential impact to reserves and PV-10 for the company. 11

Year to Date Acreage Additions

LONESTAR RESOURCES

Lonestar's Acreage Position


Lonestar Acreage
Acquired Acreage
Cyclone
Hawkeye
Karnes
Wilson
De Witt
Atascosa
Karnes
Frio
Goliad
Live Oak
Bee
Horned Frog
La Salle
McMullen

Impact of Acreage Additions

Property	Acres	Bonus	Payment	Net Reserves (MMBOE)	Proved PV-10	Locations Affected	Length Increased
Horned Frog NW	993	$1,250	$1.2	5.0	$38.1	7	100%
Cyclone/Hawkeye	2,727	$1,069	$2.9	1.7	$27.5	22	50%
Karnes County	275	$192	$0.1	1.5	$24.2	19	34%
Total	**3,995**	**$1,053**	**$4.2**	**8.2**	**$89.8**	**48**	**51%**

[1] All reserves and economic data calculated using a $65 flat oil price and $2.75 flat gas deck for the purposes of illustrating the potential impact to reserves and PV-10 for the company.

12

Quarterly Highlights

	3Q18		4Q18 Guidance			
Product	Reported	Mix	Low	Mix	High	Mix
Crude Oil (bbl/d)	7,183	58%	7,700	60%	8,000	62%
NGL's (bbl/d)	2,855	23%	2,450	19%	2,400	19%
Natural Gas (Mcf/d)	14,600	19%	14,700	21%	14,400	19%
Total (boe/d)	**12,471**	**100%**	**12,600**	**100%**	**12,800**	**100%**

Third Quarter 2018 Highlights
- Production increased to 12,471 Boe/d, up 63%, year-over-year and up 12% sequentially
- Adjusted EBITDAX increased to $37.0 million, up 82% year-over-year and 27% sequentially
- Debt / EBITDAX ratio reduced from 3.4x in 1Q18 to 2.5x in 3Q18.

More Outperformance In Financial Results
- Production of 12,471 Boe/d exceeding guidance of 11,800 to 12,200 boe/d
- Adjusted EBITDAX of $37.0 million exceeded guidance of $32.0 to $34.0 million
- Flooding impaired at Burns Ranch, reduced September production by 250 boe/d

Fourth Quarter Guidance- Continued Growth
- Production guidance of 12,600 to 12,800 boe/d, negatively impacted by Frio River flooding
- Equates to 10% crude oil production growth (at midpoint)
- Adjusted EBITDAX of $39.0-$41 million

2018 New Completions Are Substantially Outperforming
- Hawkeye (Gonzales)- online January, Max-30 day rates 938 Boe/d, 24% above Type Curve to date
- Horned Frog (LaSalle)- online March, Max 30 day rates 2,155 Boe/d, 15% above Type Curve to date
- Georg 18H-20H(Karnes)- online May, Max-30 day rates 948 Boe/d, 2% above Type Curve to date
- Horned Frog NW (LaSalle)- online June, Max 30 day rates 1,080 Boe/d, 11% above Type Curve to date
- Georg 24H-26H(Karnes)- online July, Max-30 day rates 866 Boe/d, in-line with Type Curve to date

Tack-On Acquisitions Add Reserves, Enhance Wellbore Returns
- 3Q18 Tack-Ons totaled ~3,000 acres at a cost of $3.0 MM in Karnes & Gonzales Counties
- Increase lateral lengths on 41 drilling locations by an average of 42%
- Year-to-date, added ~4,000 net acres, which we estimate adds 8.2 MMBOE and $90 MM PV-10[1]

Reiterating 2019 Outlook…
- 17 gross / 16 net wells at a cost of $120 - $130 million
- 2019 Production Outlook of 13,000 – 14,000 Boe/d, an increase of 27%
- 2019 Adjusted EBITDAX Outlook of $140 to $160 million, an increase of 23%

…Currently Sharpening Our Views On Costs and Well Timing
- Bidding out drilling services for 2019
- Negotiating a dedicated frac spread for 2019

13

Lonestar Resources US, Inc. Appendix

Non-GAAP Reconciliation

LONESTAR RESOURCES

Reconciliation of Non-GAAP Financial Measures

Adjusted EBITDAX (Unaudited)

Adjusted EBITDAX is not a measure of net income as determined by GAAP. Adjusted EBITDAX is a supplemental non-GAAP financial measure that is used by management and external users of the Company's consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. The Company defines Adjusted EBITDAX as net (loss) income before depreciation, depletion, amortization and accretion, exploration costs, non-recurring costs, (gain) loss on sales of oil and natural gas properties, impairment of oil and gas properties, stock-based compensation, interest expense, income tax (benefit) expense, rig standby expense, other income (expense) and unrealized (gain) loss on derivative financial instruments and unrealized (gain) loss on warrants.

Management believes Adjusted EBITDAX provides useful information to investors because it assists investors in the evaluation of the Company's operating performance and comparison of the results of the Company's operations from period to period without regard to its financing methods or capital structure. The Company excludes the items listed above from net income in arriving at Adjusted EBITDAX to eliminate the impact of certain non-cash items or because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX. The Company's computations of Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies.

The following table presents a reconciliation of Adjusted EBITDAX to the GAAP financial measure of net income (loss) for each of the periods indicated.

Stock-based compensation	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18
Net Income (Loss)	$ (725)	$(20,883)	$ 7,381	$(13,106)	$(11,297)	$(12,844)	$(11,260)	$(63,300)	$ 3,118	$ (24,011)	$ (8,948)	$(17,612)	$ (18,425)	$ (23,525)	$(21,685)
Income tax expense (benefit)	(1,120)	(11,028)	4,360	(7,333)	(5,795)	(6,245)	1,684	35,341	1,703	(12,601)	(4,956)	(13,165)	(3,109)	(3,103)	(282)
Interest expense (1)	5,847	5,972	6,666	6,092	6,124	6,174	7,345	9,939	5,032	9,115	7,789	8,103	11,148	11,230	12,190
Exploration expense	—	51	—	171	—	1	10	371	—	205	—	421	—	—	109
Depletion, depreciation, amortization and accretion	12,838	13,307	13,021	19,876	15,195	12,549	10,718	13,713	11,974	13,498	16,530	14,955	15,425	20,737	23,775
EBITDAX	16,840	(12,581)	31,428	5,700	4,227	(365)	8,497	(3,935)	21,827	(13,794)	10,415	(7,298)	5,039	5,339	14,107
Rig standby expense (2)	—	—	10	653	313	1,584	364	—	—	—	61	561	—	—	27
Non-recurring costs (3)	—	19	25	1,182	323	321	607	308	—	3,127	337	175	—	—	60
Stock-based compensation	433	433	880	839	95	95	122	135	178	461	346	644	450	2,281	924
(Gain) loss on sale of oil and gas properties	—	—	—	—	—	(1,531)	53	1,404	142	205	119	—	—	—	—
Impairment of oil and gas properties	—	19,328	—	9,295	—	1,938	29,144	4,488	—	27,081	—	6,332	—	—	12,169
Unrealized (gain) loss on derivative financial instruments	3,768	14,908	(10,668)	720	8,429	13,176	4,600	10,163	(8,339)	(3,770)	9,437	19,860	7,594	18,896	9,911
Unrealized (gain) loss on warrants	—	—	—	—	—	—	611	(1,179)	(2,270)	(613)	(402)	198	152	2,462	(509)
Office lease write-off	—	—	—	—	—	—	—	—	—	—	—	—	1,568	—	—
Loss on extinguishment of debit	—	—	—	—	—	—	—	—	—	—	—	—	8,619	—	—
Other (income) expense	663	(4)	18	389	206	819	(29,362)	1,118	(4)	(46)	(4)	(8)	(7)	232	315
Adjusted EBITDAX	$21,704	$ 22,103	$21,693	$ 18,778	$ 13,593	$ 16,037	$ 14,636	$ 12,502	$ 11,534	$ 12,651	$ 20,309	$ 20,464	$ 23,415	$ 29,210	$ 37,004

(1) Interest expense consists of Amortization of finance costs and Dividends paid on Series A Preferred Stock.

(2) Represents downtime associated with a drilling rig contract

(3) Non-recurring costs consists of Acquisitions Costs and General and Administrative Expenses related to the re-domiciliation to the United States, and listing on the NASDAQ.

15

Current Completion Schedule

2Q18 Conference Call - 2018 Schedule


Net Wells Onstream
30
25
20
15
10
5
0
2.9
0.5
2.0
3.8
3.8
2.4
6.4
6.0
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
Burns Ranch
Wildcat
Cyclone
Hawkeye
Horned Frog
Battlecat
Asherton

Current 2018 Schedule


Net Wells Onstream
30
25
20
15
10
5
0
2.9
0.5
2.0
3.8
3.8
4.4
6.8
3.6
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
Burns Ranch
Wildcat
Cyclone
Hawkeye
Horned Frog
Battlecat
Asherton

[1] Two Horned Frog NW wells added in 2Q18 contributed approximately 14 days in June 2018

16

Lease Operating Expenses



$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Lease Operating Expenses Per BOE
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
Lease Operating Expenses ($MM)
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
Compression
Chemicals
Saltwater Disposal
Field Personnel
Labor
Regulatory, Legal, Insurance
Roads & Location
Workover & Repairs
Direct Well Costs
Reported LOE ($MM)

17

Financial Statistics & Guidance

Quarterly Production – Total Company



Production (Boe/d)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18
Crude Oil
Natural Gas Liquids
Natural Gas

Quarterly Production – Total Company



Production (Boe/d)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18
Western EFS
Central EFS
Eastern EFS
Conventional

Adjusted EBITDAX[1] ($MM)



Quarterly EBITDAX ($MM)
$40
$35
$30
$25
$20
$15
$10
$5
$0
1Q14 3Q14 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18

Net Income ($MM)



Net Income ($MM)
$30
$20
$10
$0
-$10
-$20
-$30
-$40
-$50
-$60
-$70
1Q14 3Q14 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18
Net Income
Adjusted Net Income (Graph)

Note- All 2014 , 2015, 2016, 2017 and 2018 figures are unaudited

[1] Please see "Non-GAAP Financial Reconciliation" in the Appendix for the definition of Adjusted EBITDAX, a reconciliation of Net Income (loss) to Adjusted EBITDAX, and the reasons for its use.

[2] One-time charges totaling $34.0 million; 27.1 million impairment for Poplar Leasehold, $2.7 million one time expense related to acquisition, $2.0 warrant discount recognition due to early payment on second lien, $1.1 million prepayment premium on second lien, $0.6 million non-recurring general and administrative costs, $0.5 stock based compensation, offset by $0.5 million previously recognized income tax benefits

2QFP – 2Q17 Proforma Acquisition

18

Quarterly Production Summary Quarterly Production –Total Eagle Ford Quarterly Production –Western Eagle Ford 14,000 200 7,000 60 180 12,000 6,000 160 50 10,000 140 5,000 Count Count   40   8,000 120 (Boe/d) (Boe/d) 4,000   Well   Well   100 30   6,000 80 3,000 Ford Ford   20   4,000 60 2,000 Production Production 40 Eagle 2,000 10 Eagle 20 1,000 ‐ 0 ‐ 0 Crude Oil Natural Gas Liquids Natural Gas Crude Oil Natural Gas Liquids Natural Gas Quarterly Production – Central Eagle Ford Quarterly Production –Eastern Eagle Ford 6,000 140 1,500 12 5,000 120 1,200 10 100 Count Count 4,000   8   80 900 (Boe/d) (Boe/d) Well     Well   3,000 6   60 Ford 600 Ford   2,000   40 4 Production Production Eagle 300 Eagle 1,000 20 2 0 0 0 0 Crude Oil Natural Gas Liquids Natural Gas Crude Oil Natural Gas Liquids Natural Gas * Well count reflects unconventional Eagle Ford Shale wells  19

Current Hedge Book

- Since inception, Lonestar has implemented a strategy to reduce the effects of volatility of oil and natural gas prices on the Company's results of operations by securing fixed price contracts for a portion of its expected sales volumes
- Hedging Program focuses on Crude Oil
- In recent months, Lonestar has entered into additional swap agreements, increasing hedges to 98% of Bal ' 18 and 69% of Cal '19 analysts' consensus forecast oil production.
- During the third quarter, Lonestar bolstered its 2019 hedge book by adding 2.2 MMBbls or 5,930 Bbls/day at a weighted average price of $5.05 of Louisiana Light Sweet (LLS) basis swaps to lock in a premium to WTI.

Crude Oil- WTI Hedge Summary



% of Production Hedged
64%
85%
~69%
~98%[1]
~69%[1]
~29%[1]
Volume Hedged (bopd)
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$ / Bbl
2,698
$85.76
2,753
$71.02
3,213
$53.36
7,755
$57.37
$53.94
5,930
$51.21
$56.97
2,680
$53.02
2015
2016
2017
2018
2019
2020
Volume Hedged At 2Q18
Hedges during 3Q18
Weighted Average Hedge Price
Weighted Average Price with new Hedges
2018 Hedging Volumes from October – December 2018

LLS Basis Swaps

Period	Instrument	Volume	Fixed Price
Cal '19	WTI – LLS Swap	5,930 bbls/day	$5.05

Crude Hedge Book at September 30, 2018

Period	Instrument	Volume	Fixed Price
Bal '18	Oil – WTI Swap	7,755 bbls/day	$57.37
Cal '19	Oil- WTI Swap	1,536 bbls/day	$48.04
Cal '19	Oil –WTI Swap	1,394 bbls/day	$50.40
Cal '19	Oil-WTI Swap	1,100 bbls/day	$50.90
Cal '19	Oil-WTI Swap	900 bbls/day	$58.25
Cal '19	Oil-WTI Swap	500 bbls/day	$65.20
Cal '19	Oil-WTI Swap	500 bbls/day	$69.57
Cal '20	Oil-WTI Swap	556 bbls/day	$48.90
Cal '20	Oil-WTI Swap	1,124 bbls/day	$55.06
Cal '20	Oil-WTI Swap	500 bbls/day	$61.65
Cal '20	Oil-WTI Swap	500 bbls/days	$65.56

[1]Based on analysts' consensus estimates

20

Glossary •“bbl” means barrel of oil. • bbls/d means the number of one stock tank barrel, or 42 US gallons liquid volume of oil or other liquid  hydrocarbons per day. • “Boe” means barrels of oil equivalent, with 6,000 cubic feet of natural gas being equivalent to one  barrel of oil. •Boe/d means barrels of oil equivalent per day. • “scf” means standard cubic feet. •“btu” means British thermal units. •“M” prefix means thousand. •“MM” prefix means million. •“B” prefix means billion. •“NGL” means Natural Gas Liquids– these products are stripped from the gas stream at 3rd party  facilities remote to the field. •“TEV” means total enterprise value •“LTM” means last twelve months •“NTM” means next twelve months •“HBP” means held by production •“EPS” means earnings per share • “Mcf/d” means thousand cubic feet of natural gas per day • “IRR” means our internal rate of return, calculates the interest rate at which the net present value of  all the cash flows (both positive and negative) from a project or investment equal zero • “EUR” means gross estimated ultimate recoveries for a single well Note: One Boe is equal to six Mcf of natural gas or one Bbl of oil or NGLs based on an industry‐standard  approximate energy equivalency. This is a physical correlation and does not reflect a value or price  relationship between the commodities. 21